Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies [Abstract]
Commitments And Contingencies

25. Commitments and contingencies

Property and other rental commitments

We have entered into property rental commitments with third parties and have lease arrangements with respect to company cars and office equipment. Minimum payments under the property rental agreements are as follows:

2013	$1,248
2014	1,836
2015	1,897
2016	1,574
2017	1,544
Thereafter	385
$8,484

Legal proceedings

Litigation

In the ordinary course of our business, we are a party to various legal actions, which we believe are incidental to the operation of our business. We believe that the outcome of the proceedings to which we are currently a party will not have a material adverse effect on our financial position, results of operations and cash flows.

VASP Litigation

We leased 13 aircraft and three spare engines to Viação Aerea de São Paulo (“VASP”), a Brazilian airline. In 1992, VASP defaulted on its lease obligations and we commenced litigation against VASP to repossess our equipment. In 1992, we obtained a preliminary injunction for the repossession and export of 13 aircraft and three spare engines from VASP. We repossessed and exported the aircraft and engines in 1992. VASP appealed this decision. In 1996, the High Court of the State of Sao Paulo ruled in favor of VASP on its appeal. We were instructed to return the aircraft and engines to VASP for lease under the terms of the original lease agreements. The High Court also granted VASP the right to seek damages in lieu of the return of the aircraft and engines. Since 1996 we have defended this case in the Brazilian courts through various motions and appeals. On March 1, 2006, the Superior Tribunal of Justice (the “STJ”) dismissed our then-pending appeal and on April 5, 2006 a special panel of the STJ confirmed this decision. On May 15, 2006 we filed an extraordinary appeal with the Federal Supreme Court. In September 2009 the Federal Supreme Court requested an opinion on our appeal from the office of the Attorney General. This opinion was provided in October 2009. The Attorney General recommended that AerCap's extraordinary appeal be accepted for trial and that the case be subject to a new judgment before the STJ. The Federal Supreme Court is not bound by the opinion of the Attorney General. However, our external legal counsel informed us that it would be normal practice to take such an opinion into consideration. There are no assurances though whether the Federal Supreme Court will rule in accordance with the Attorney General opinion or, if it did, what the outcome of the judgment of the STJ would be.

On February 23, 2006, VASP commenced a procedure to calculate its alleged damages and since then both we and VASP have appointed experts to assist the court in calculating damages. Our external legal counsel has advised us that even if VASP prevails on the issue of liability, they do not believe that VASP will be able to demonstrate any damages. We continue to actively pursue all courses of action that may be available to us and intend to defend our position vigorously.

In July 2006, we brought a claim for damages against VASP in the English courts, seeking damages incurred by AerCap as a result of VASP's default under seven leases that were governed by English law. VASP was served with process in Brazil in October 2007 and in response filed an application challenging the jurisdiction of the English court, which we opposed. VASP also applied to the court to adjourn the hearing on its jurisdictional challenge pending the sale of some of its assets in Brazil. We opposed this application and by an order dated March 6, 2008 the English court dismissed VASP’s applications.

In September 2008, the bankruptcy court in Brazil ordered the bankruptcy of VASP. VASP appealed this decision. In December 2008, we filed with the English court an application for default judgment, seeking damages plus accrued interest pursuant to seven lease agreements. On March 16, 2009 we obtained a default judgment in which we were awarded approximately $40.0 million in damages plus accrued interest. We subsequently applied to the STJ for an order ratifying the English judgment, so that it might be enforced in Brazil. The STJ granted AerCap's application and entered an order ratifying the English judgment. VASP appealed that order; however, the order is fully effective pending a resolution of VASP's appeal of the order ratifying the English judgment.

On November 6, 2012, the STJ ruled in favor of VASP on its appeal from the order placing it in bankruptcy. Acting alone, the reporting justice of the appellate panel ordered the bankruptcy revoked and the matter converted to a judicial reorganization. Several creditors of VASP have appealed this ruling to the full panel of the STJ. Our counsel expect a ruling on these appeals in the course of this year. However, in the interim, there is uncertainty regarding (a) the legal representation of VASP and (b) the proper venue in which to bring AerCap's claim based on the English judgment. While VASP was in bankruptcy, its legal representative was the bankruptcy trustee. At present, however, the trustee has no legal capacity to represent VASP and it is unclear who does have such capacity. AerCap is presently awaiting a resolution of these issues. In the event the bankruptcy is reinstated, AerCap will have the right to file a claim in the bankruptcy proceeding seeking (a) damages and/or (b) an offset against any award VASP may win on its claims against AerCap. We cannot provide any assurance as to the outcome of this claim.

In addition to its claim in the English courts, AerCap has also brought an action against VASP in the Irish courts to recover damages incurred as a result of VASP's default under nine leases governed by Irish law. The Irish courts have granted an order for service of process, VASP opposed service in Brazil, but the STJ ruled that service of process on VASP had been properly completed. However, the revocation of VASP's bankruptcy and the trustee's resulting loss of capacity to act for VASP have delayed AerCap's attempts to enforce its Irish claims.

Our management, based on the advice of external legal counsel, has determined that it is not necessary to make any provision for this litigation because we do not believe the outcome of this case will have a material effect on our consolidated financial condition, results of operations or cash flows.

Transbrasil litigation

In the early 1990's, two AerCap-related companies (the "AerCap Lessors") leased an aircraft and two engines to Transbrasil S/A Linhas Areas (“Transbrasil”), a now defunct Brazilian airline. By 1998, Transbrasil had defaulted on various obligations under its leases with AerCap, along with other leases it had entered into with General Electric Capital Corporation (“GECC”) and certain of its affiliates (“GE affiliates” and collectively with GECC, the "GE Lessors"). GECAS was the servicer for all these leases at the time. Subsequently, Transbrasil issued promissory notes (the "Notes") to the AerCap lessors and GE Lessors (collectively the "Lessors") in connection with restructurings of the leases. Transbrasil defaulted on the Notes and GECC brought an enforcement action on behalf of the Lessors in 2001. Concurrently, GECC filed an action for the involuntary bankruptcy of Transbrasil.

Transbrasil brought a lawsuit against the Lessors in February 2001, claiming that the Notes had in fact been paid at the time GECC brought the enforcement action. In 2007, the trial judge ruled in favor of Transbrasil. That decision was appealed. In April 2010, the appellate court published a judgment (the “2010 Judgment”) rejecting the Lessors' appeal, ordering them to pay Transbrasil a statutory penalty equal to double the face amount of the Notes (plus interest and monetary adjustments), and awarding Transbrasil damages for any losses incurred as a result of the attempts to collect on the Notes. The 2010 Judgment provided that the amount of such losses would be calculated in separate proceedings in the trial court. In June 2010, the AerCap Lessors and the GE Lessors separately filed special appeals before the STJ in Brazil. These special appeals have since been admitted for hearing. AerCap’s Brazilian attorneys believe AerCap’s special appeal is well-grounded and has a reasonable chance of success.

In July 2011, Transbrasil sued for provisional enforcement of the 2010 Judgment and submitted its alleged calculation of the statutory penalty, which, according to Transbrasil, amounted to approximately $210 million in the aggregate against all defendants, including interest and monetary adjustments. AerCap and its co-defendants have opposed provisional enforcement of the 2010 judgment, arguing, among other things, that Transbrasil's calculations are greatly exaggerated. These arguments, and the defendants' appeals on the merits of the case, will be determined on appeal.

Transbrasil has also initiated proceedings to determine the amount of damages that it allegedly suffered due to the defendants' attempts to collect on the Notes. The court has appointed an expert to determine the amount of such damages and the AerCap Lessors have appointed an assistant expert. We believe we have strong arguments to convince the expert and the court that Transbrasil suffered no damage as a result of the defendants' attempts to collect on the Notes.

In February 2012, AerCap brought a civil complaint against GECAS and GECC in the State of New York (the "New York Action"), alleging, among other things, that GECAS and GECC had violated certain duties to AerCap in connection with (a) their attempts to enforce the Notes and (b) the defense of Transbrasil's lawsuit. In November 2012, AerCap, GECAS, and the GE Lessors entered into a settlement agreement resolving all of the claims raised in the New York Action. The terms of the settlement agreement are confidential.

            Our management, based on the facts and the advice of external legal counsel, has determined that is not necessary to make any provision for this litigation because we do not believe the outcome of this case will have a material effect on our consolidated financial condition, results of operations or cash flows.